THE ARBITRAGE FUNDS

The Arbitrage Event-Driven Fund

The Arbitrage Credit Opportunities Fund

(the “Funds,” each a “Fund”)

Supplement dated May 18, 2018 to the Prospectus

dated September 30, 2017, as supplemented to date

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

1.              Effective June 30, 2018, footnote (2) under “Fund Fees and Expenses” on pages 12 and 24 in the respective Fund’s summary section of the prospectus is revised to read as follows:

(2)  A deferred sales charge of up to 1.00% may be imposed on Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.   The deferred sales charge is applicable to purchases of $500,000 or more made prior to June 30, 2018 and to purchases of $250,000 or more made after June 30, 2018 (determined on a first-in, first-out basis).

2.              Effective June 30, 2018, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund  are removed from the table under “Front-End Sales Charges — Class A Shares — Front-End Sales Charges — The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund” and the following information is added above the table:

Front-End Sales Charges — The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 or more	0.00%	0.00%	Up to 1.00%**

*  If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**  Effective June 30, 2018, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000 and 0.25% on sales of $10,000,000 or more.  Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year. For shares purchased prior to June 30, 2018, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

3.              The disclosure under “Contingent Deferred Sales Charge” on pages 73-74 of the prospectus is deleted and replaced in its entirety by the following:

If your account value, including the amount of your current investment, totals $250,000 or more in Class A shares of The Arbitrage Fund or $250,000 or more in Class A shares ($500,000 or more in Class A shares purchased prior to June 30, 2018, determined on a first-in, first-out (“FIFO”) method) of The Arbitrage Credit Opportunities Fund or The Arbitrage Event-Driven Fund, or $500,000 or more in Class A shares of The Arbitrage Tactical Equity Fund, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within 12 months of purchase, with respect to shares of The Arbitrage Fund purchased prior to April 3, 2017 (determined using the FIFO method), or 18 months of purchase, with respect to shares of The Arbitrage Fund (for shares purchased on or after April 3, 2017, determined using the FIFO method), The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund or The Arbitrage Tactical Equity Fund, you will pay a contingent deferred sales charge (“CDSC”) of up to 0.50% for The Arbitrage Fund purchased prior to April 3, 2017 (determined using the FIFO method) and up to 1.00% for The Arbitrage Fund (for shares purchased on or after April 3, 2017, determined using the FIFO method), The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

Please retain this supplement for future reference.